EXHIBIT 10.2



                           THIRD AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                      among


                           APRIA HEALTHCARE GROUP INC.

                                  as Borrower,


                          CERTAIN OF ITS SUBSIDIARIES,

                                 as Guarantors,


                         THE LENDERS IDENTIFIED HEREIN,


                             BANK OF AMERICA, N.A.,

                                    as Agent


                                       and


                        CREDIT LYONNAIS NEW YORK BRANCH,
                THE BANK OF NOVA SCOTIA AND FLEET NATIONAL BANK,

                            as Co-Syndication Agents


                            Dated as of June 7, 2002


                                  ARRANGED BY:

                         BANC OF AMERICA SECURITIES LLC,
                   as Sole Lead Arranger and Sole Book Manager

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and Restatement"), dated as of June 7, 2002, amends and restates that certain Second Amended and Restated Credit Agreement dated July 20, 2001, by and among APRIA HEALTHCARE GROUP INC., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified on the signature pages thereto (individually a "Guarantor", collectively the "Guarantors"), the lenders party thereto (the "Lenders"), BANK OF AMERICA, N.A., as agent for the Lenders (the "Agent"), and CREDIT LYONNAIS NEW YORK BRANCH, THE BANK OF NOVA SCOTIA and FLEET NATIONAL BANK, as Co-Syndication Agents (the "Existing Credit Agreement").

                               W I T N E S S E T H

     WHEREAS, the Borrower has requested, and the Required Lenders and the Lenders holding the outstanding Tranche B Term Loans have agreed, to amend and restate the Existing Credit Agreement as set forth herein on the terms and subject to the conditions provided herein;

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1
                                   DEFINITIONS

     SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment and Restatement, including its preamble and recitals, have the following meanings:

          "Third Amended and Restated Credit Agreement" means the Existing Credit Agreement as amended and restated hereby.

          "Third Amendment and Restatement Effective Date" as defined in Subpart 3.1.

     SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment and Restatement, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.


                                     PART 2
             AMENDMENT AND RESTATEMENT OF EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Third Amendment and Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated in the form of a Third Amended and Restated Credit Agreement dated as of the date hereof, the terms of which shall be identical to the terms of the Existing Credit Agreement except as expressly provided in this Part 2.

     SUBPART 2.1 The following definitions appearing in Section 1.1 of the Existing Credit Agreement are amended and restated in their entireties to read as follows:

          (a) The pricing grid in the definition "Applicable Percentage" is replaced with the pricing grid set forth below:

  ====================================================================================================
                                        APPLICABLE PERCENTAGES
  ----------------------------------------------------------------------------------------------------
                             FOR REVOLVING LOANS,                                        FOR
                             TRANCHE A TERM LOANS                 FOR                 COMMITMENT
                           AND LETTER OF CREDIT FEE       TRANCHE B TERM LOANS           FEE
                           ------------------------    ----------------------------
   PRICING    LEVERAGE     EURODOLLAR     BASE RATE    EURODOLLAR   BASE RATE LOANS
    LEVEL      RATIO       LOANS AND       LOANS          LOANS
                           LETTER OF
                           CREDIT FEE
  ----------------------------------------------------------------------------------------------------
     I     <1.25 to 1.0      1.50%         .50%          2.00%          1.00%             .25%
  ----------------------------------------------------------------------------------------------------
     II    < 1.75 to 1.0     1.75%         .75%          2.00%          1.00%            .375%
            but > 1.25 to
                  1.0
  ----------------------------------------------------------------------------------------------------
     III   < 2.25 to 1.0    2.00%         1.00%         2.00%          1.00%            .375%
            but > 1.75 to
                1.0
  ----------------------------------------------------------------------------------------------------
     IV    > 2.25 to 1.0    2.25%         1.25%         2.00%          1.00%             .50%
  ====================================================================================================

          (b) The definition of "Maturity Date" is hereby amended in its entirety to read as follows:

               "Maturity Date" means (i) as to the Revolving Loans and Letters of Credit (and the related LOC Obligations), the Swingline Loans and the Tranche A Term Loan, July 20, 2006 and (ii) as to the Tranche B Term Loan, July 20, 2008.


     SUBPART 2.2 Amendments to Section 2.5(d). Section 2.5(d) of the Existing Credit Agreement is amended in its entirety to read as follows:

               2.5 Tranche B Term Loan.

                   (a)      *****
                   (b)      *****
                   (c)      *****

                   (d) Repayment of Tranche B Term Loan. The principal amount of the Tranche B Term Loan shall be repaid in (i) twenty four (24) consecutive quarterly installments of $437,500, payable on the last Business Day of each calendar quarter, commencing with the quarter ending December 31, 2001 and (ii) four (4) consecutive installments of $41,125,000, payable on the last Business Day of each calendar quarter, commencing with the quarter ending December 31, 2007, and on the Maturity Date, unless accelerated sooner pursuant to Section 9.2.


                                     PART 3
                           CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1 Third Amendment and Restatement Effective Date. This Amendment and Restatement shall be and become effective as of the date on which all of the conditions set forth in this Part 3 shall have been satisfied (the "Third Amendment and Restatement Effective Date") and thereafter this Amendment and Restatement shall be known, and may be referred to, as the "Third Amended and Restated Credit Agreement."

          (a) Execution of Counterparts of Documents. The Agent shall have received counterparts of this Amendment and Restatement, which collectively shall have been duly executed on behalf of (i) the Borrower, (ii) each of the Guarantors, (iii) the Required Lenders and (iv) the Lenders holding the outstanding Tranche B Term Loans.

          (b) Other Documents. The Agent shall have received such other documentation as the Agent may reasonably request in connection with the foregoing, all in form reasonably satisfactory to the Agent.

          (c) Payment of Fees, etc. The Agent shall have received for its own account, all fees and other amounts due and payable to the Agent on the Third Amendment and Restatement Effective Date pursuant to the terms of that certain letter agreement, dated as of May 15, 2002, among the Agent, the other parties thereto and the Borrower.


                                     PART 4
                                  MISCELLANEOUS

     SUBPART 4.1 Representations and Warranties. The Borrower and each of the Guarantors hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment and Restatement, (a) no Default or Event of Default exists under the Existing Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     SUBPART 4.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Existing Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Existing Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

     SUBPART 4.3 Cross-References. References in this Amendment and Restatement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment and Restatement.

     SUBPART 4.4 Existing Credit Agreement. As used in the Existing Credit Agreement, the terms "Agreement", "Credit Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Existing Credit Agreement as amended and restated by this Amendment and Restatement.

     SUBPART 4.5 Counterparts/Telecopy. This Amendment and Restatement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment and Restatement by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     SUBPART 4.6 Governing Law. THIS AMENDMENT AND RESTATEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SUBPART 4.7 Successors and Assigns. This Amendment and Restatement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 4.8 General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

     IN WITNESS WHEREOF the Borrowers, the Guarantors and the Lenders have caused this Amendment and Restatement to be duly executed on the date first above written.

BORROWER:                            APRIA HEALTHCARE GROUP INC.,
--------
                                     a Delaware corporation

                                     By:
                                     ----------------------------------------
                                     Name:  James E. Baker
                                     Title: Chief Financial Officer


GUARANTORS:                          APRIA HEALTHCARE INC.,
----------
                                     a Delaware corporation

                                     By:
                                     ----------------------------------------
                                     Name:  James E. Baker
                                     Title: Chief Financial Officer


                                     APRIA NUMBER TWO INC.,
                                     a Delaware corporation

                                     By:
                                     ----------------------------------------
                                     Name:  James E. Baker
                                     Title: Chief Financial Officer


                                     APRIACARE MANAGEMENT SYSTEMS INC.,
                                     a Delaware corporation

                                     By:
                                     ----------------------------------------
                                     Name:  James E. Baker
                                     Title: Chief Financial Officer


                                     APRIA HEALTHCARE OF NEW YORK
                                     STATE, INC.,  a New York corporation

                                     By:
                                     ----------------------------------------
                                     Name:  James E. Baker
                                     Title: Chief Financial Officer


                                     APRIA HEALTHCARE ESSENTIALS, LLC,
                                     a Delaware limited liability company

                                     By:
                                     ----------------------------------------
                                     Name:  James E. Baker
                                     Title: Chief Financial Officer

AGENT:                               BANK OF AMERICA, N.A.,
------
                                     in its capacity as Agent

                                     By:
                                     ----------------------------------------
                                     Name: Gary Flieger
                                     Title:   Vice President

LENDERS:                             BANK OF AMERICA, N.A.,
--------
                                     individually in its capacity as a Lender

                                     By:
                                     ----------------------------------------
                                     Name:  Philip S. Durand
                                     Title: Managing Director


                                     Addison CDO, Limited (Acct 1279)
                                     By:  Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                          By:
                                          -----------------------------------
                                          Name:  Mohan V. Phansalkar
                                          Title: Executive Vice President


                                     Balboa CDO I, Limited
                                     By:  Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                          By:
                                          -----------------------------------
                                          Name:  Mohan V. Phansalkar
                                          Title: Executive Vice President


                                     BANK OF MONTREAL

                                          By:
                                          -----------------------------------
                                          Name: S. Valia
                                          Title: Managing Director


                                     THE BANK OF NOVA SCOTIA

                                          By:
                                          -----------------------------------
                                          Name:  R. P. Reynolds
                                          Title: Director


                                     Bedford CDO, Limited (Acct 1276)
                                     By:  Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                          By
                                          -----------------------------------
                                          Name:  Mohan V. Phansalker
                                          Title: Executive Vice President


                                     CAPTIVA III Finance Ltd. (Acct 275),
                                     as advised by Pacific Investment Management
                                     Company LLC

                                          By:
                                          -----------------------------------
                                          Name: David Dyer
                                          Title: Director


                                     CAPTIVA IV Finance Ltd. (Acct 1275),
                                     as advised by Pacific Investment Management
                                     Company LLC

                                          By:
                                          -----------------------------------
                                          Name: David Dyer
                                          Title: Director


                                     Centurion CDO II, Ltd.
                                     By:  American Express Asset Management
                                          Group Inc. as Collateral Manager

                                          By:
                                          -----------------------------------
                                          Name:  Steven B. Staver
                                          Title: Managing Director


                                     Centurion CDO III, Limited
                                     By: American Express Asset Management Group
                                         Inc. as Collateral Manager

                                         By:
                                         ------------------------------------
                                         Name:  Steven B. Staver
                                         Title: Managing Director


                                      CREDIT LYONNAIS NEW YORK BRANCH

                                         By:
                                         ------------------------------------
                                         Name:  Mr. Bernard Weymuller
                                         Title: Senior Vice President


                                      DELANO Company (Acct 274)
                                      By: Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                          By:
                                          -----------------------------------
                                          Name:  Mohan V. Phansalkar
                                          Title: Executive Vice Presidcnt


                                      ELT LTD

                                          By:
                                          ------------------------------------
                                          Name:  Ann E. Morris
                                          Title: Authorized Agent


                                      Fidelity Advisor Series II: Fidelity
                                      Advisor
                                      Name of Lender: Floating Rate High Income
                                      Fund

                                          By:
                                          -----------------------------------
                                          Name:  John H. Costello
                                          Title: Assistant Treasurer


                                      FLEET NATIONAL BANK

                                          By:
                                          -----------------------------------
                                          Name:  G. Stolzenthaler
                                          Title: Managing Director


                                      FOOTHILL INCOME TRUST II, L.P.
                                      By: FIT II G.P. LLC, its General Partner

                                          By:
                                          -----------------------------------
                                          Name: M.E. Stearns
                                          Title: Managing Member


                                      FRANKLIN CLO II, LIMITED

                                          By:
                                          -----------------------------------
                                          Name:  Richard D'Addario
                                          Title: Vice President


                                      GLENEAGLES TRADING LLC

                                          By:
                                          -----------------------------------
                                          Name: Ann E. Morris
                                          Title: Asst. Vice President


                                      GRAYSTON CLO 2001-01 LTD
                                      By: Bear Stearns Asset Management Inc.
                                          as its Collateral Manager

                                          By:
                                          -----------------------------------
                                          Name:  Niall D. Rosenzweig
                                          Title: Associate Director


                                      Sankaty Advisors, LLC as Collateral
                                      Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender

                                          By:
                                          -----------------------------------
                                          Name:  Diane Exter
                                          Title: Managing Director,
                                                 Portfolio Manager


                                      HARBOURTOWN FUNDING LLC

                                          By:
                                          -----------------------------------
                                          Name: Ann E. Morris
                                          Title: Asst. Vice President


                                      HARBOURVIEW CDO II, LIMITED

                                          By:
                                          -----------------------------------
                                          Name: Bill Campbell
                                          Title: Manager


                                      HARBOURVIEW CLO IV, LTD

                                          By:
                                          -----------------------------------
                                          Name: Bill Campbell
                                          Title: Manager


                                      INDOSUEZ CAPITAL FUNDING VI, LIMITED

                                          By:
                                          -----------------------------------
                                          Name:  Charles C. Kobayashi
                                          Title: Principal


                                      INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                          By:
                                          -----------------------------------
                                          Name:  Charles C. Kobayashi
                                          Title: Principal


                                      Indosuez Capital Funding IV, L.P.,
                                      By: RBC Leveraged Capital as Portfolio
                                          Advisor

                                          By:
                                          -----------------------------------
                                          Name:  Melissa Marano
                                          Title: Director


                                      ING PRIME RATE TRUST

                                          By:
                                          -----------------------------------
                                          Name:  Michel Prince, CFA
                                          Title: Vice President


                                      Jissekikun Funding, Ltd. (Acct 1288)
                                      By: Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                          By:
                                          -----------------------------------
                                          Name:  Mohan V. Phansalkar
                                          Title: Executive Vice President


                                      JP MORGAN CHASE BANK

                                          By:
                                          ------------------------------------
                                          Name:  Robert Bottamedi
                                          Title: Vice President


                                      JUPITER LOAN FUNDING LLC

                                          By:
                                          -----------------------------------
                                          Name: Ann E. Morris
                                          Title: Asst. Vice President


                                      KZH CNC LLC

                                          By:
                                          -----------------------------------
                                          Name:  Joyce Fraser-Bryant
                                          Title: Authorized Agent


                                      KZH CYPRESSTREP-1 LLC

                                          By:
                                          -----------------------------------
                                          Name: Joyce Fraser-Bryant
                                          Title: Authorized Agent


                                      KZH ING-2 LLC

                                          By:
                                          -----------------------------------
                                          Name:  Joyce Fraser-Bryant
                                          Title: Authorized Agent


                                      KZH STERLING LLC

                                          By:
                                          -----------------------------------
                                          Name:  Joyce Fraser-Bryant
                                          Title: Authorized Agent


                                      OPPENHEIMER SENIOR FLOATING
                                      RATE FUND

                                          By:
                                          -----------------------------------
                                          Name: Bill Campbell
                                          Title: Manager


                                      PILGRIM AMERICA HIGH INCOME
                                      INVESTMENTS LTD

                                          By:
                                          -----------------------------------
                                          Name:  Michel Prince, CFA
                                          Title: Vice President


                                      PILGRIM CLO 1999-1 LTD

                                          By:
                                          -----------------------------------
                                          Name:  Michel Prince, CFA
                                          Title: Vice President


                                      PROMETHEUS INVESTMENT FUNDING
                                      NO. 1 LTD

                                          By:
                                          -----------------------------------
                                          Name: Timothy L. Harrod
                                          Title: Managing Director

                                          By:
                                          -----------------------------------
                                          Name: Ajay Nanda
                                          Title: Associate Director


                                       RIVERA FUNDING LLC

                                           By:
                                           ----------------------------------
                                           Name: Ann E. Morris
                                           Title: Asst. Vice President


                                       ROYALTON COMPANY (Acct 280)
                                           By: Pacific Investment Management
                                               Company LLC, as its Investment
                                               Advisor

                                           By:
                                           ----------------------------------
                                           Name:  Mohan V. Phansalkar
                                           Title: Executive Vice President


                                       San Joaquin CDO I Limited (#1282)
                                           By: Pacific Investment Management
                                               Company LLC, as its Investment
                                               Advisor

                                           By:
                                           ----------------------------------
                                           Name:  Mohan V. Phansalkar
                                           Title: Executive Vice President


                                       SANKATY HIGH YIELD PARTNERS II, L.P.

                                           By:
                                           ----------------------------------
                                           Name:  Diane Exter
                                           Title: Managing Director,
                                                  Portfolio Manager


                                       Sankaty Advisors, LLC as Collateral
                                       Manager for RACE POINT CLO, LIMITED, as
                                       Term Lender

                                           By:
                                           ----------------------------------
                                           Name:  Diane Exter
                                           Title: Managing Director,
                                                  Portfolio Manager


                                       SANKATY HIGH YIELD PARTNERS III, L.P.

                                           By:
                                           ----------------------------------
                                           Name:  Diane Exter
                                           Title: Managing Director,
                                                  Portfolio Manager


                                        SEABOARD CLO 2002 LTD

                                            By:
                                            ---------------------------------
                                            Name:  Sheppard H. C. Davis, Jr.
                                            Title: Managing Director


                                        SEMINOLE FUNDING LLC

                                            By:
                                            ---------------------------------
                                            Name:  Ann E. Morris
                                            Title: Asst. Vice President


                                        SENECA CBO IV, LIMITED
                                        By: Seneca Capital Management as
                                            Portfolio Manager for Seneca CBO IV,
                                            Limited

                                            By:
                                            ---------------------------------
                                            Name:  Warren Goodrich
                                            Title: Analyst


                                        Sequils - Centurion V, Ltd.
                                        American Express Asset Management Group
                                        Inc. as Collateral Manager

                                            By:
                                            ---------------------------------
                                            Name:  Steven B. Staver
                                            Title: Managing Director


                                        SEQUILS-MAGNUM, LTD. (#1280)
                                        By: Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor

                                            By:
                                            ---------------------------------
                                            Name:  Mohan V. Phansalkar
                                            Title: Executive Vice President


                                        SRV-HIGHLAND INC.

                                            By:
                                            ---------------------------------
                                            Name:  Ann E. Morris
                                            Title: Asst. Vice President


                                        THERMOPYLAE FUNDING CORP.

                                            By:
                                            ---------------------------------
                                            Name:  Frank B. Bilotta
                                            Title: Vice President


                                        TORONTO DOMINION (NEW YORK), INC.

                                            By:
                                            ---------------------------------
                                            Name:  Gwen Zirkle
                                            Title: Vice President


                                        UBS AG, STAMFORD BRANCH

                                            By:
                                            ---------------------------------
                                            Name:  Wilfred V. Saint
                                            Title: Associate Director Banking
                                                   Products Services, US

                                            By:
                                            ---------------------------------
                                            Name:  Luke Goldsworthy
                                            Title: Associate Director Banking
                                                   Products Services, US


                                        VENTURE CDO 2002, LIMITED
                                        By its Investment Advisor, Barclays
                                        Capital Asset Management Limited,

                                        by its sub-advisor, Barclays Bank PLC,
                                        New York Branch

                                            By:
                                            ---------------------------------
                                            Name: Maria P. Cruz
                                            Title: Manager


                                        WINGED FOOT FUNDING TRUST

                                            By:
                                            ---------------------------------
                                            Name:  Ann E. Morris
                                            Title: Authorized Agent

                                 EXHIBIT 2.1(B)

                           FORM OF NOTICE OF BORROWING

Bank of America, N.A.,
  as Agent for the Lenders
101 North Tryon Street
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

Ladies and Gentlemen:

     The undersigned, APRIA HEALTHCARE GROUP INC. (the "Borrower"), refers to the Second Amended and Restated Credit Agreement dated as of July 20, 2001 (as amended and restated by that certain Third Amended and Restated Credit Agreement dated as of June 7, 2002, as further modified, restated or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. [The Borrower hereby gives notice pursuant to Section 2.1 of the Credit Agreement that it requests a Revolving Loan advance under the Credit Agreement, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:]* [The Borrower hereby gives notice pursuant to Section 2.6 of the Credit Agreement that it requests the Tranche B-2 Term Loan under the Credit Agreement on the Third Amendment and Restatement Effective Date, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:]**

[(A)     Date of Borrowing (which is a Business Day) __________________]*

[(B)     Principal Amount of Borrowing               __________________]*

(C)      Interest rate basis                         __________________

(D)      Interest Period and the last day thereof    __________________

     In accordance with the requirements of Section 5.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in clause (b) of such Section, and confirms that the matters referenced in clauses (c), (d), (e) and (f) of such Section, are true and correct.

                                       APRIA HEALTHCARE GROUP INC.

                                       By:___________________________________

                                       Name:_________________________________

                                       Title:________________________________



* For all Revolving Loans
**For the initial advance of the Tranche B-2 Term Loan on the Third Amendment and Restatement Effective Date

                                   SCHEDULE 1
                                       TO
                            ASSIGNMENT AND ACCEPTANCE



[As to the Tranche A Term Facility in respect of which an interest is being assigned:

 Percentage interest assigned:                                      __________%

 Aggregate outstanding principal amount of Advances assigned:      $__________

 Principal amount of Tranche A Term Note __ payable to Assignee:   $__________

 Principal amount of Tranche A Term Note __ payable to Assignor:   $__________]



[As to the Tranche B-2 Term Facility in respect of which an interest is being assigned:

 Percentage interest assigned:                                      __________%

 Aggregate outstanding principal amount of Advances assigned:      $__________

 Principal amount of Tranche B-2 Term Note __ payable to Assignee: $__________

 Principal amount of Tranche B-2 Term Note __ payable to Assignor: $__________]


[As to any Revolving Credit Facility in respect of which an interest is being assigned:

 Percentage interest assigned:                                      __________%

 Assignee's Revolving Commitment:                                  $__________

 Aggregate outstanding principal amount of Advances assigned:      $__________

 Principal amount of Revolving Note payable to Assignee:           $__________

 Principal amount of Revolving Note payable to Assignor:           $__________]

Effective Date (if other than date of acceptance by Agent):
1
 ______________  ____, 2001

                                         [NAME OF ASSIGNOR], as Assignor

                                         By ______________________________
                                         Title:

                                         Dated: ________________, 2001


                                         [NAME OF ASSIGNEE], as Assignee

                                         By ______________________________
                                         Title:

                                         Dated: ________________, 2001

                                         Domestic Lending Office:

                                         Eurodollar Lending Office:


        2
Accepted  [and Approved] this _________
day of __________________, 2001

BANK OF AMERICA, N.A., as Agent
By ____________________________
Title:

*[Approved this ____________ day
of ____________________, 2001

APRIA HEALTHCARE GROUP INC.
By ____________________________
Title:



___________________________
1 This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Agent.

2 If required by the Credit Agreement.